Subsequent events	12 Months Ended
Jun. 30, 2022
Subsequent events
Subsequent events
38	Subsequent events

Sasol has declared a force majeure on the supply of petroleum products after the Natref refinery was forced to shut down due to delays in the arrival of crude oil shipments. Natref has been operating at minimum rates from 23 June to enable the procurement of additional crude from the Strategic Fuel Fund (SFF) and the anticipated loading of procured West African (WAF) crude which had been delayed due to force majeure declared by the terminal operator. The refinery had to shut down on 15 July as it had consumed all the contingency crude stocks and force majeure was declared. The refinery has since recommenced operations.

38	Subsequent events continued

On 29 July 2022 National Treasury published the draft 2022 Taxation Laws Amendment Bill (“Draft 2022 TLAB”), alongside various other tax bills which contain tax proposals made in the 2022 National Budget, for public comment. The Draft 2022 TLAB proposes amendments to the Carbon Tax Act to bring into effect the policy set out under South Africa’s climate change response and carbon tax price path as released by National Treasury in February 2022. The proposed amendment include the progressive increase in the carbon tax rate from 2023. An increase of US$1, US$2 and US$3 on the current rate of ZAR 144 is proposed for the 2023, 2024 and 2025 tax periods, respectively with a rate of US$20 for the 2026 tax period. Thereafter an annual increase of US$2.50 in the rate is proposed from 2027 to 2029 to reach a rate of US$30 by 2030. The proposed amendments do not differ materially from the assumptions applied by management in testing the recoverability of non-financial assets at 30 June 2022 as explained in Note 9.